AMENDED AND RESTATED SUPPLEMENT

DATED JUNE 1, 2009

TO THE CURRENTLY EFFECTIVE

CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS

CLASS I SHARES PROSPECTUS

CLASS L SHARES PROSPECTUS

CLASS R3, R4, R5 AND Y SHARES PROSPECTUS

CLASS Y SHARES PROSPECTUS

EACH DATED MARCH 1, 2009

FOR THE HARTFORD MUTUAL FUNDS (COLLECTIVELY THE "PROSPECTUSES")

The following amends and restates the Supplement dated April 20, 2009 to the currently effective Prospectuses of The Hartford Mutual Funds.

The Hartford SmallCap Growth Fund

Effective May 1, 2009, Mammen Chally will be involved in portfolio management and securities analysis for The Hartford SmallCap Growth Fund (the “Fund”). Doris T. Dwyer will no longer be involved in portfolio management and securities analysis for the Fund. David J. Elliot will continue to serve as portfolio manager for the Fund.

Accordingly, the following change is being made to the Prospectuses:

In the section entitled “The Hartford SmallCap Growth Fund – Portfolio Management – Wellington Management” the disclosure is deleted and replaced with the following:

Wellington Management: The portion of the fund allocated to Wellington Management is managed by David J. Elliott and Mammen Chally.

David J. Elliott, CFA, Vice President and Director of Quantitative Portfolio Management of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2009. Mr. Chally joined Wellington Management in 1994 and has been an investment professional since 1996.

This Supplement should be retained with your Prospectus for future reference.